UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1
to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 17, 2008

CORNERSTONE CORE PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-52566	73-1721791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1920 Main Street, Suite 400
Irvine, CA 92614
(Address of principal executive offices)

(949) 852-1007
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported in our Current Report on Form 8-K dated April 17, 2008, we purchased an existing multi-tenant industrial property known as Monroe North CommerCenter (the “Property”) from Realvest-Monroe Commercenter, LLC, a non-related party.    The purchase price was approximately $14.6 million, including closing costs.  The acquisition was funded with net proceeds raised from our ongoing public offering and the assumption of an existing mortgage loan.

The Property consists of approximately 181,300 square feet of leaseable space in two buildings located on approximately 14 acres of land in Sanford, Florida, in Seminole County, a part of the greater Orlando metropolitan area.  The Property is currently 100% leased at an average annual rent of $6.20 per square foot to 15 tenants whose spaces range in size from approximately 7,300 square feet to approximately 29,000 square feet.

Metropolitan Orlando’s central location offers almost equidistant access to the state’s other major metropolitan centers, positioning the region as a hub with quick, easy access to air, land and water transportation routes. This network of air routes, rail systems and interstate highways as well as nearby deep-water ports is attractive to manufacturing, warehouse and distribution sector businesses.  Monroe North CommerCenter benefits from a desirable North Orlando location and from immediate access to a major interstate highway interchange.

This Amendment No. 1 to Current Report on Form 8-K dated April 17, 2008 is being filed to include the financial statements and pro forma financial information under Item 9.01 below relating to the acquisition of the Property as described in such Current Report.

We are not aware of any material factors relating to the Property other than those discussed in our Current Report on Form 8-K dated April 17, 2008 that would cause the historical financial information presented in Item 9.01 to not be indicative of future results.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.  The following financial statements relating to the Property are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated April 17, 2008 and are filed herewith and incorporated herein by reference.

Monroe North CommerCenter

Report of Independent Registered Public Accounting Firm	4

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2007 and for the Three Months Ended March 31, 2008 (Unaudited)	5

Notes to Statements of Revenues and Certain Expenses	6

(b)           Pro Forma Financial Information.  The following unaudited pro forma financial statements of Cornerstone Core Properties REIT, Inc. relating to the acquisition of the Property are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated April 17, 2008 and are filed herewith and incorporated herein by reference.

Cornerstone Core Properties REIT, Inc

Summary of Unaudited Pro Forma Financial Information	8

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008	9

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007	10

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2008	11

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE CORE PROPERTIES REIT, INC

By:	/s/ SHARON C. KAISER
Sharon C. Kaiser, Chief Financial Officer

Dated: June 5, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Cornerstone Core Properties REIT, Inc.
Irvine, CA

We have audited the accompanying statement of revenues and certain expenses, (the “Historical Summary”) of the property known as Monroe North CommerCenter, located in metropolitan Orlando, Florida (the “Property”) for the year ended December 31, 2007. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Cornerstone Core Properties REIT, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement of revenues and certain expenses of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
June 2, 2008

MONROE NORTH COMMERCENTER
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2007 and for the
Three Months Ended March 31, 2008 (Unaudited)

	Year ended	Three Months Ended
	December 31, 2007	March 31, 2008
		(Unaudited)

Revenues
Rental revenue	$1,065,000	$244,000
Tenant reimbursements	404,000	90,000
Other income	76,000	14,000
Total revenues	1,545,000	348,000

Certain expenses
Property operating and maintenance	222,000	61,000
Property taxes	160,000	40,000
Insurance	34,000	9,000
Total certain expenses	416,000	110,000

Revenues in excess of certain expenses	$1,129,000	$238,000

See accompanying notes to statements of revenues and certain expenses.

MONROE NORTH COMMERCENTER
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.	Organization and Summary of Significant Accounting Policies

Organization

The accompanying statements of revenues and certain expenses include operations of Monroe North CommerCenter, Orlando, Florida (the “Property” or “Monroe North CommerCenter”) which was acquired by Cornerstone Core Properties REIT, Inc (the “Company”), from a nonaffiliated third party. The Property was acquired on April 17, 2008 for approximately $14.6 million, including closing costs, and has approximately 181,300 leasable square feet located on approximately 14 acres of land (unaudited).

Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of owner-related expenses, depreciation, interest expense and federal and state income taxes.

The accompanying statements are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded.  The statement of revenues and certain expenses for the period from January 1, 2008 to March 31, 2008 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period from January 1, 2008 to March 31, 2008 (unaudited) are not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2008.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectibility.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

2.	Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2007, are as follows:

2008	$1,061,000
2009	872,000
2010	524,000
2011	236,000
2012	220,000
2013 and thereafter	-
$2,913,000

The Property is generally leased to tenants under lease terms that provide for the tenants to pay increases in operating expenses in excess of specified amounts.  The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

3.	Commitments and Contingencies

Litigation

The Company may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the Company may be potentially liable for costs and damages related to environmental matters. The Company has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

CORNERSTONE CORE PROPERTIES REIT, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Statements of Operations of Cornerstone Core Properties REIT, Inc (the “Company”) for the year ended December 31, 2007 and for the three months ended March 31, 2008 have been prepared as if the acquisition of the Monroe North CommerCenter (the “Property”) had occurred as of January 1, 2007.  The unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008 has been prepared as if the acquisition of the Property had occurred on March 31, 2008.

Such Unaudited Pro Forma Financial Information is based in part upon (i) the Audited Financial Statements of the Company for the year ended December 31, 2007 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007; (ii) the Unaudited Financial Statements of the Company as of and for the three months ended March 31, 2008 included in the Company’s  Quarterly Report on Form 10-Q for the three months ended March 31, 2008; and (iii) the Historical Statements of Revenues and Certain Expenses of the Property for the year ended December 31, 2007 and for the three months ended March 31, 2008 (unaudited) filed herewith.

The Unaudited Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of the Property had been completed on the dates indicated, nor does it purport to be indicative of future results of operations. In the opinion of the Company’s management, all material adjustments necessary to reflect the effect of this transaction have been made.

CORNERSTONE CORE PROPERTIES REIT, INC.
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2008

			Proforma
	March 31,	Recent	March 31,
	2008 (A)	Acquisition (B)	2008
ASSETS
Assets:
Cash and cash equivalents	$14,530,000	$(6,574,000)	$7,956,000
Investment in real estate
Land	36,762,000	1,953,000	38,715,000
Buildings and improvements, net	80,850,000	12,538,000	93,388,000
Identified intangible assets, net	2,545,000	308,000	2,853,000
	120,157,000	14,799,000	134,956,000
Notes receivable	375,000	-	375,000
Deferred acquisition costs and deposits	910,000	(443,000)	467,000
Deferred financing costs, net	246,000	69,000	315,000
Tenants and other receivable	490,000	9,000	499,000
Other assets, net	732,000	-	732,000
Total assets	$137,440,000	$7,860,000	$145,300,000

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Liabilities:
Line of credit and notes payable	$63,366,000	$7,375,000	$70,741,000
Accounts payable and accrued liabilities	681,000	55,000	736,000
Payable to related parties	809,000	-	809,000
Real estate taxes payable	221,000	49,000	270,000
Tenant prepaids and security deposits	790,000	133,000	923,000
Intangible lease liability, net	376,000	248,000	624,000
Dividend payable	460,000	-	460,000
Total liabilities	66,703,000	7,860,000	74,563,000
Minority interest	304,000	-	304,000
Stockholders’ equity:
Common stock, $.001 par value; 290,000,000 shares authorized; 11,589,293 shares issued and outstanding at March 31, 2008	12,000		12,000
Additional paid-in capital	74,976,000		74,976,000
Accumulated deficit	(4,555,000)	-	(4,555,000)
Total stockholders’ equity	70,433,000	-	70,433,000
Total liabilities, minority interest and stockholders’ equity	$137,440,000	$7,860,000	$145,300,000

(A)	Derived from the unaudited financial statements as of March 31, 2008.

(B)
Represents adjustment for the acquisition of Property. Acquisition costs, including estimated closing costs, have been allocated to land ($1,953,000), buildings ($10,307,000), site improvements ($2,231,000), in-place leases ($230,000), above market rent ($78,000), below market rent ($248,000), assumed debt ($7,375,000) and other working capital assets acquired and liabilities assumed. The Company obtained assistance from independent valuation specialists to allocate the purchase price in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the acquisition cost is allocated to a property’s tangible (primarily land, building, and site improvements) and intangible (in-place leases and above or below market rent) assets at their estimated fair value.

CORNERSTONE CORE PROPERTIES REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

	Historical (A)	Recent Acquisition (B)	Pro Forma
Revenues:
Rental revenues	$5,865,000	$1,589,000	$7,454,000
	5,865,000	1,589,000	7,454,000
Expenses:
Property operating and maintenance	1,332,000	419,000	1,751,000
General and administrative expenses	2,359,000	-	2,359,000
Asset management fees	707,000	146,000	853,000
Depreciation and amortization	1,529,000	519,000	2,048,000
	5,927,000	1,084,000	7,011,000
Operating (loss) income	(62,000)	505,000	443,000

Interest income	605,000	-	605,000
Interest expense	(3,147,000)	(430,000)	(3,577,000)

(Loss)/income before minority interest	(2,604,000)	75,000	(2,529,000)
Minority interest	(3,000)	-	(3,000)
Net (loss)/income	$(2,601,000)	$75,000	$(2,526,000)

(Loss)/income per share - basic and diluted	$(0.40)	$0.07	$(0.34)

Weighted average number of common shares	6,429,323	1,018,959	7,448,282

(A)	Represents the historical results of operations of the Company for the year ended December 31, 2007.

(B)
Represents adjustment for the acquisition of the Property, based on historical operating results. Property taxes, included in property operating and maintenance expenses, are based on the purchase price of the Property. Depreciation is based on an allocation of the acquisition cost to land ($1,953,000), buildings ($10,307,000), site improvements ($2,231,000), in-place leases ($230,000), above market rent ($78,000), and below market rent ($248,000).  Buildings are depreciated on a straight-line method over a 39-year period, while site improvements are depreciated on a straight-line method over a 15-year period.  The amortization of in-place leases is based on an allocation of $230,000 to in-place leases, and the amortization of above and below market rent is based on an allocations of $248,000 to below market rent and $78,000 to above market rent which are amortized through 2012.  The Company obtained assistance from independent valuation specialists to allocate the purchase price in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land, building, site improvements) and intangible assets at their estimated fair value. Asset management fee is calculated based on carrying value of the Property purchased at 1% per annum in accordance with the advisory agreement.  Interest expense is calculated based on the assumed loan at 5.89% per annum.  The adjustment to the weighted average number of common shares outstanding represents the purchase of the Property.

CORNERSTONE CORE PROPERTIES REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2008

	Historical (A)	Recent Acquisition (B)	Pro Forma
Revenues:
Rental revenues	$2,565,000	$359,000	$2,924,000
	2,565,000	359,000	2,924,000
Expenses:
Property operating and maintenance	725,000	110,000	835,000
General and administrative expenses	408,000	-	408,000
Asset management fee	306,000	37,000	343,000
Depreciation and amortization	790,000	130,000	920,000
	2,229,000	277,000	2,506,000
Operating income	336,000	82,000	418,000

Interest income	55,000	-	55,000
Interest expense	(947,000)	(106,000)	(1,053,000)

Loss before minority interest	(556,000)	(24,000)	(580,000)
Minority interest	(2,000)	-	(2,000)
Net loss	$(554,000)	$(24,000)	$(578,000)

Loss per share - basic and diluted	$(0.05)	$(0.02)	$(0.05)

Weighted average number of common shares	10,557,362	1,018,959	11,576,320

(A)	Represents the historical results of operations of the Company for the three months ended March 31, 2008.

(B)
Represents adjustment for the acquisition of the Property, based on historical operating results. Property taxes, included in property operating and maintenance expenses, are based on the purchase price of the Property. Depreciation is based on an allocation of the acquisition cost to land ($1,953,000), buildings ($10,307,000), site improvements ($2,231,000), in-place leases ($230,000), above market rent ($78,000), and below market rent ($248,000).  Buildings are depreciated on a straight-line method over a 39-year period, while site improvements are depreciated on a straight-line method over a 15-year period.  The amortization of in-place leases is based on an allocation of $230,000 to in-place leases, and the amortization of above and below market rent is based on an allocations of $248,000 to below market rent and $78,000 to above market rent which are amortized through 2012.  The Company obtained assistance from independent valuation specialists to allocate the purchase price in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land, building, site improvements) and intangible assets at their estimated fair value. Asset management fee is calculated based on carrying value of the Property purchased at 1% per annum in accordance with the advisory agreement.  Interest expense is calculated based on the assumed loan at 5.89% per annum.  The adjustment to the weighted average number of common shares outstanding represents the purchase of the Property.